UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 17, 2018

FOUNDATION BUILDING MATERIALS, INC.
(Exact Name of the Registrant as Specified in Charter)

Delaware	001-38009	81-4259606
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2741 Walnut Avenue, Suite 200, Tustin, California	92780
(Address of Principal Executive Offices)	(Zip Code)

(714) 380-3127
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote Security of Holders.

On May 17, 2018, Foundation Building Materials, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders. At the annual meeting, stockholders voted on the matters listed below, each of which was discussed in greater detail in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities Exchange Commission on April 6, 2018 (the “Proxy Statement”). The final voting results with respect to each of these matters is set forth below.

Proposal 1 — Election of Directors

At the annual meeting, the Company’s stockholders elected the persons listed below as Class I directors for a three-year term expiring at the Company’s 2021 annual meeting of stockholders.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Chris Meyer	32,334,142	8,799,803	691,377
Dominic La Valle	32,306,010	8,827,935	691,377
Rafael Colorado	34,692,270	6,441,675	691,377

Proposal 2 — Advisory Vote to Approve the Compensation of Our Named Executive Officers

The Company’s stockholders, in a non-binding, advisory vote, approved the compensation paid to our named executive officers as disclosed in the Proxy Statement.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
40,838,839	111,294	183,812	691,377

Proposal 3 — Advisory Vote on the Frequency of Future Advisory Votes Approving Named Executive Officer Compensation

The Company’s stockholders voted, on an advisory basis, in favor of holding an advisory vote on the Company’s named executive officer compensation every year.

One Year	Two Years	Three Years	Votes Abstained	Broker Non-Votes
40,945,968	5,400	6,112	176,465	691,377

The Company’s Board of Directors has considered the outcome of this advisory vote and determined, consistent with its recommendation with respect to this proposal in the Proxy Statement, that the Company will hold future advisory votes on the Company’s executive compensation each year until the next required vote on the frequency of advisory votes on the Company’s executive compensation.

Proposal 4 — Ratification of the Appointment of Deloitte & Touche LLP

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
41,418,491	227,037	179,794	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUNDATION BUILDING MATERIALS, INC.

Date: May 23, 2018	By:	/s / Richard Tilley
	Name:	Richard Tilley
	Title:	Vice President, General Counsel and Secretary